Exhibit 99.6  Certifications


                          QUICK-MED TECHNOLOGIES, INC.

This certification is being furnished to the Securities and Exchange Commission solely in connection with Section 1350 of Chapter 63 of title 18, United States Code, "Failure of corporate officers to certify financial reports", and is not being filed as part of Quick-Med Technologies, Inc.'s Form 10-KSB for the period ended June 30, 2002 accompanying this certification.

I, Michael Granito, Chairman of Quick-Med Technologies, Inc., certify that Quick-Med Technologies, Inc.'s Form 10-KSB for the period ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Quick-Med Technologies, Inc.

Date: October 14, 2002                 QUICK-MED TECHNOLOGIES, INC.


                                       By: /s/ MICHAEL R. GRANITO
                                           ----------------------------
                                           Michael R. Granito, Chairman




This certification is being furnished to the Securities and Exchange Commission solely in connection with Section 1350 of Chapter 63 of title 18, United States Code, "Failure of corporate officers to certify financial reports", and is not being filed as part of Quick-Med Technologies, Inc.'s Form 10-KSB for the period ended June 30, 2002 accompanying this certification.

I, David Lerner, President and Acting Chief Financial Officer of Quick-Med Technologies, Inc., certify that Quick-Med Technologies, Inc.'s Form 10-KSB for the period ended June 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Quick-Med Technologies, Inc.

Date: October 14, 2002                 QUICK-MED TECHNOLOGIES, INC.


                                       By: /s/ DAVID LERNER
                                           ----------------------------------
                                           David Lerner, President and Acting
                                           Chief Financial Officer